Exhibit 10.48
ASSURED GUARANTY LTD.
DESCRIPTION OF 2014 EXECUTIVE OFFICER CASH COMPENSATION

Set forth below are the 2014 annual salaries of the Executive Officers named in the compensation tables in Assured Guaranty’s 2014 proxy statement.

Executive Officer	Salary
Dominic J. Frederico President and Chief Executive Officer	$950,000
James M. Michener General Counsel	$500,000
Robert B. Mills Chief Operating Officer	$520,000
Russell B. Brewer II Chief Surveillance Officer	$390,000
Robert A. Bailenson Chief Financial Officer	$475,000

•	In addition to salary, the named executive officers will be eligible to be considered to receive cash bonuses for 2014 performance.

•	The named executive officers will be eligible to be considered to receive grants in 2015 under Assured Guaranty’s long-term incentive plans for 2014 performance.

•
In 2014, the named executive officers will receive other annual compensation and benefits, including employer contributions to retirement plans and perquisites provided under the Assured Guaranty Ltd. Perquisite Policy.